Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Sanghi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Microchip Technology Incorporated on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Microchip Technology Incorporated.


                                        By: /s/ Steve Sanghi
                                            ------------------------------------
                                            Name: Steve Sanghi
                                            Title: President and Chief Executive
                                                   Officer
                                            Date: August 9, 2002

I, Gordon W. Parnell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Microchip Technology Incorporated on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Microchip Technology Incorporated.


                                        By: /s/ Gordon W. Parnell
                                            ------------------------------------
                                            Name: Gordon W. Parnell
                                            Title: Vice President and Chief
                                                   Financial Officer
                                            Date: August 9, 2002